MEMORANDUM OF UNDERSTANDING
Amongst
DIGITAL PAYMENTS PROCESSING LIMITED
(“Company”)
AND
My Mobile Payments Limited
(“MMPL”)

AND

Calpian Inc.
(“Calpian”)
AND
Shashank Joshi
(“Company Founder No 1”)
AND
Rajat Sharma
(“Company Founder No 2”)
AND
Ranjeet Oak
(“Company Founder No 3”)
AND
Jolly Mathur
(“Company Founder No 4”)
AND
Sushil Poddar
(“Company Founder No 5”)
AND
Sanjay Malik
(“Company Founder No 6”)
AND
Ravi Subramanian
(“Company Founder No 7”)
AND

Persons listed in Annexure A
(“Other Shareholders”)

DATE: March 23, 2012

MEMORANDUM OF UNDERSTANDING

THIS MEMORANDUM OF UNDERSTANDING ("MOU") is made as of the 23rd of March, 2012 by and amongst:

DIGITAL PAYMENTS PROCESSING LIMITED, a public limited company, incorporated under the (Indian) Companies Act, 1956 and having its registered office at 7th Floor, Met Complex, Bandra Reclamation, Bandra (West), Mumbai - 400050, Maharashtra, India (hereinafter referred to as “Company” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the FIRST PART;

AND

MY MOBILE PAYMENTS LIMITED, a public limited company, incorporated under the (Indian) Companies Act, 1956, India and having its registered office at 7th Floor, Met Complex, Bandra Reclamation, Bandra (West), Mumbai - 400050, Maharashtra, India (hereinafter referred to as “MMPL” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the SECOND PART;

AND

CALPIAN INC., a company incorporated under the laws of State of Texas, USA and having its registered/corporate office at 500 N. Akard Street, Suite 2850, Dallas, TX 75201 (hereinafter referred to as “Calpian” which expression shall be deemed to mean and include its administrators, successors and permitted assigns) of the THIRD PART;

AND

MR. SHASHANK JOSHI, an Indian inhabitant, residing at F.N. 1901,Emrald-1, Royal Palms Golf Country Club, Aarey Milk Colony, Goregaon (East), Mumbai 400065, Maharashtra, India (hereinafter referred to as the “Company Founder No. 1”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RAJAT SHARMA, an Indian inhabitant, residing at 1-11-126 & 126/1, 503, Jaya Enclave, Shyamlal Begumpet, Hyderabad 500016, Andhra Pradesh, India (hereinafter referred to as the “Company Founder No. 2”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RANJEET OAK, an Indian inhabitant, residing at 41/A/4, Manish Nagar, Four Bungalows, Andheri (W), Mumbai 400053, Maharashtra, India (hereinafter referred to as the “Company Founder No. 3”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. JOLLY MATHUR, an Indian inhabitant, residing at 43/1301 MIG, Adarshnagar, Worli, Mumbai 400025, Maharashtra, India (hereinafter referred to as the “Company Founder No. 4”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. SUSHIL PODDAR , an Indian inhabitant, residing at Happy House, 21, Camac Street, 7th Floor, Kolkata 700016, India (hereinafter referred to as the “Company Founder No. 5”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. SANJAY MALIK, an Indian inhabitant, residing at B-19, Back Side, Ground Floor, Rana Pratap Bagh, New Delhi 110 007, India (hereinafter referred to as the “Company Founder No. 6”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

AND

MR. RAVI SUBRAMANIAN, an Indian inhabitant, residing at Flat No 406, J M Apartments, 6-3-1113 Begumpet, Hyderabad 500016, Andhra Pradesh, India (hereinafter referred to as the “Company Founder No. 7”, which expression shall be deemed to mean and include his heirs, executors, administrators, successors and permitted assigns);

Company Founder No.1 to 7 shall be referred to as Party of the FOURTH PART.

AND

All the existing shareholders of the Company as provided in Annexure A, hereinafter, collectively are referred to as “Other Shareholders” which expression shall unless it be repugnant to the context or meaning thereof, be deemed to mean and include their respective heirs, successors, legal representatives, administrators and permitted assigns of the FIFTH PART.

Company Founder No.1, Company Founder No.2, Company Founder No.3, Company Founder No.4, Company Founder No.5, Company Founder No.6 and Company Founder No.7 are collectively referred to as the “Company Founders” and severally as “Company Founder”.

Company, MMPL, Calpian, Other Shareholders and Company Founders (collectively as one Party) are collectively referred to as the “Parties” and individually referred to as the “Party”. For avoidance of doubt it is hereby clarified that for the purpose of this MOU, all the Company Founders, Other Shareholders and their Associates (as defined in the SSSHA) shall be collectively considered as one Party and Calpian and its Associates (as defined in the SSSHA) shall be collectively considered as one Party.

WHEREAS

A.
Company, Calpian and Company Founders have executed the Share Subscription and Share Holders Agreement of the even date (“SSSHA”). Parties hereby agree and undertake that if and when the Indian regulations permit the foreign direct investment into the business activities into which MMPL is involved and Calpian opts for the merger, the Parties shall forthwith cause the merger of Company into MMPL.

B.
Accordingly, Parties are executing this MOU to lay down the terms and conditions on which the proposed merger of the Company into MMPL would take place and also the terms and conditions which would be applicable pursuant to the merger.

NOW THEREFORE, in consideration of the premises and mutual promise and agreements of the Parties herein expressed, the sufficiency of which is acknowledged by the Parties, the Parties, intending to be legally bound, hereby agree as follows:

1.	Definitions and Interpretation

1.1	The terms defined in this Article shall have the meaning ascribed to them herein whenever they are used in this MOU, unless otherwise clearly indicated by the context:

“Business Days” shall mean a day, other than Saturday or Sunday, on which banks are generally open for business in Mumbai and Texas, U.S.A;

“Business Plan” shall have the same meaning as ascribed to it in the SSSHA;

“Closing Date” shall mean the First Closing Date and the Second Closing Date as defined the SSSHA;

“Effective Date” means the date on which merger of the Company into MMPL becomes effective;

“Execution Date” means the date of execution of this MOU;

“USD” shall mean United States Dollars.

1.2	Interpretation

1.2.1
In this MOU, (unless the context specifies otherwise), reference to the singular includes a reference to the plural and vice versa, and reference to any gender includes a reference to all other genders and the neuter.

1.2.2
In this MOU, reference to any person includes any legal or natural person, partnership, firm, trust, company, government or local authority, department or other body (whether corporate or incorporate).

1.2.3	In this MOU, (unless the context specifies otherwise), reference to an individual shall include his authorised representative.

1.2.4	References to any enactment are to be construed as referring also to any amendment or re-enactment (after the date of this MOU), and to any subordinate legislation regulation or order made under it.

1.2.5	Reference in this MOU to any statute or regulation made using a commonly used abbreviation, shall be construed as a reference to the short title of the statute or full title of the regulation.

1.2.6	The words “including” and “includes” herein shall always mean “including, without limitation” and “includes, without limitation”, respectively.

1.2.7	References to Clauses, Schedules and Annexures are to Clauses, Schedule and Annexures of this MOU.

1.2.8	Reference in this MOU to certain number of days shall mean calendar days unless otherwise specified to be Business Days.

1.2.9
For avoidance of doubt it is hereby clarified that for the purpose of this MOU, all the Company Founders and its Associates (as defined in the SSSHA) shall be collectively considered as one Party and Calpian and its Associates (as defined in the SSSHA) shall be collectively considered as one Party.

1.2.10	The capitalized terms used herein but not defined shall have the same meaning as ascribed to them in the SSSHA.

2.	Shareholding

2.1	The shareholding of MMPL as on the Execution Date is provided in the Schedule 1.

2.2	The shareholding of the Company on the Execution Date is provided in Schedule 2.

3.	Proposed Merger

3.1	On and from the earlier of (a) the expiry of 18 (eighteen) months from the First Closing Date or (b) the date on which Calpian infuses Initial Funding and Future

Funding of upto U.S.D. 9,700,000 (U.S. Dollars Nine Million Seven Hundred Thousand) in accordance with the SSSHA, Parties hereby agree and undertake that Calpian has an option to merge Company into MMPL if and when the Indian regulations permit the foreign direct investment into the business activities into which MMPL is involved (such status would be referred to as “Merger Status”). When Calpian opts for such merger, subject to the approval of the Government Authority, if required, the Parties shall forthwith cause the merger of the Company into MMPL. To determine whether the Merger Status has been achieved or not, every 6 (six) months from the date hereof, Parties shall in good faith review the Merger Status. Subject to conditions stated above, Calpian shall have the right to exercise the option for the merger at any time within a period of 6 (six) years from the First Closing Date.

3.2
Subject to Clause 3.1 above, the Parties have agreed that the Company would merge into MMPL and the Parties have agreed to achieve the proposed shareholding of MMPL subsequent to the merger on the Effective Date as per that mentioned in Schedule 3. All the Parties shall on the best effort basis try to achieve the said shareholding of MMPL on the Effective Date.

3.3
Parties further acknowledge that the actual shareholding of MMPL (merged entity) on the Effective Date would be determined by a chartered accountant (such chartered accountant to be appointed mutually by Calpian and MMPL, provided that such chartered accountant shall have a national stature in India) taking into consideration the balance sheets of MMPL and the Company prior to the finalization of the shareholding percentage. If the share exchange ratio determined by the chartered accountant is such that the proposed shareholding of MMPL subsequent to the merger on the Effective Date is not as per that mentioned in Schedule 3, the merger shall proceed or not proceed at the option of Calpian.

3.4	All the costs of the merger shall be borne by the Company and MMPL equally.

4.	Condition Precedents to Merger

For achieving the merger of the Company into MMPL, Parties should perform the following:

4.1	MMPL and the Company, if required, shall file an application to Foreign Investment Promotion Board of India (“FIPB”) for obtaining the consent for foreign direct investment into the merged entity.

4.2	If required, the Parties shall obtain the prior approval of Competition Commission of India for the proposed merger.

4.3	Parties shall cooperate in the determination of the share exchange ratio by the chartered accountant appointed mutually by Calpian and MMPL as mentioned in Clause 3.3, prior to the proposed merger.

4.4	Parties shall prepare the scheme of proposed merger (“Scheme”) and such Scheme shall be approved by the High Court of Judicature at Bombay or such other competent authority.

4.5	Appropriate forms as per Ministry of Corporate Affairs shall be filed with the Registrar of Companies.

5.	Purchase Option

5.1
Subsequent to the Effective Date and uptil 1 (one) year from the Effective Date (“Exercise Period”), Calpian shall have the option (but not the obligation) to acquire up to 74% of the paid up equity capital of MMPL, post merger, on a fully diluted basis, in the following manner:

5.1.1
Subscription of 2.9048% (two point nine thousand forty eight percentage) of the paid up equity capital of MMPL(merged entity), on a fully diluted basis, for a payment of USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six) to MMPL through appropriate banking channels prescribed under Applicable Law; and

The aforesaid assumption is based on the fact that the shareholding of Calpian in MMPL (merged entity) on the Effective Date is 48.0952% in merged entity. Accordingly, Calpian in order to attain 51% of MMPL(merged entity) has to acquire 2.9048%. The subscription cost for 2.9048% is USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six). In the event, the shareholding of Calpian in MMPL (merged entity) on the Effective Date is less than 48.0952% in merged entity on account of Calpian not having invested full amount of USD 9.7 million in the Company and Calpian requires percentage greater than 2.9048% to attain 51% of MMPL, then the Parties shall mutually agree on the price at which such higher equity percentage would be achieved, however, such price shall not exceed the proportionate increase over USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six) which is required to acquire 2.9048%. In the event, the shareholding of Calpian in MMPL (merged entity) on the Effective Date is less than 48.0952% in merged entity despite Calpian having invested full amount of USD 9.7 million in the Company and Calpian requires percentage greater than 2.9048% to attain 51% of MMPL, then USD 1,737,736 (U.S. Dollars one million seven hundred thirty seven thousand and seven hundred thirty six) would be the consideration for the issue of such number of shares as would enable Calpian to attain 51% shareholding in MMPL.

It is hereby clarified that Calpian shall have the additional option to acquire the aforesaid equity share capital of MMPL(merged entity) through transfer of equity shares from the Company Founders to Calpian on a proportionate basis, unless a different proportion is agreed to by the Company Founders inter-se. In the event Calpian acquires the equity shares from Company Founders, the Company Founders undertake to sell their equity shares to Calpian and such contract of purchase and sale would be executed as a spot delivery contract.

5.1.2
Subscription of 23% (twenty three percentage) of the paid up equity capital of MMPL (merged entity), on a fully diluted basis, for cash payment of USD 5,800,000 (U.S. Dollars five million eight hundred thousand) to MMPL (merged entity).

It is hereby clarified that Calpian shall have the additional option to acquire the aforesaid equity share capital of MMPL (merged entity) through transfer of equity shares from all the shareholders of MMPL to Calpian on a proportionate basis, unless a different proportion is agreed to by the Company Founders. In the event Calpian acquires the equity shares from the shareholders of MMPL, the shareholders of MMPL undertake to sell their equity shares to Calpian and such contract of purchase and sale would be executed as a spot delivery contract.

5.2
Calpian has the right to acquire the aforesaid equity share capital of MMPL in tranches and in such case the amount of cash shall be prorated. The said acquisition/purchase shall be subject to the valuation as may be prescribed under the Foreign Exchange Management Act, 1999, wherever applicable, but the Parties shall use best efforts to value MMPL in accordance with the valuation in 5.1.1. and 5.1.2

6.	Representation and Warranties

6.1
The Company Founders, jointly and severally, provide to the other Parties the representation and warranties in relation to MMPL as on the Execution Date, the Closing Date and the Effective Date as mentioned in Schedule 4.

6.2	Calpian provides to the other Parties the representation and warranties as on the Execution Date, the Closing Date and the Effective Date as mentioned in Schedule 5.

6.3
The Parties hereby acknowledge that they have agreed to enter into this MOU and undertake the transactions contemplated hereunder relying upon the representations and warranties, covenants and indemnities made by the other Parties.

6.4
Calpian and Company Founders expressly agree and undertake that their respective representations and warranties are true and correct on the Execution Date and will be true and correct on the Closing Date and the Effective Date and are not misleading in any manner whatsoever.

6.5
If any of the Company Founder’s representations and warranties becomes untrue or incorrect between the Execution Date and the Effective Date, the Company Founders shall immediately notify Calpian of the same and Calpian shall be entitled to terminate this MOU.

6.6
Each representation and warranties shall be construed independently of the others and is not limited by reference to any other representations and warranties and none of the representations and warranties shall be treated as qualified by any actual or constructive knowledge on the part of or the conduct of investigation by either Party or any of their agents, representatives, officers, employees or advisers.

6.7
The representations and warranties and the liability of the Company Founders, or Calpian, as the case may be, for any breach thereof shall not be in any manner limited by any information disclosed or made available to or received by the other Party(ies) or any of its agents, representatives, officers, employees or advisers, whether in the course of any due diligence or otherwise.

6.8
The Company Founders, or Calpian, as the case may be, shall not invoke the knowledge (actual, constructive or imputed) of Calpian, or the Company Founders, as the case may be, of a fact or circumstance, that might make a statement untrue, inaccurate, incomplete or misleading as a defence to a claim for breach of the representations and warranties or covenant or obligation of the Company Founders or Calpian, as the case may be.

6.9	The liability of the Company Founders under this MOU shall be joint and several.

6.10
The Parties represent and warrant that they are duly constituted, where and they have right to enter into this MOU. The Parties represent and warrant that this MOU, when executed and delivered by such Party, will constitute a valid and binding obligation enforceable in accordance with its terms. The Parties have all the requisite power and authority to enter into this MOU and to carry out the provisions hereof. The Parties by undertaking this MOU are not in breach of any contract, arrangement or any law applicable to them.

6.11	For the avoidance of any doubt, except for the representation and warranties, no other representations, warranties (whether implied by law or otherwise) are given or made by any Party to the other.

6A.	General Covenants

6A.1.
On or prior to the First Closing Date (as defined in the SSSHA), MMPL shall appoint the nominee of Calpian as a director on MMPL’s board. The right to nominate director shall include the right to remove him, re-appoint and appoint alternate in his place. For the avoidance of doubt, any director appointed by Calpian may be removed from office only by Calpian who appointed such director and any vacancy caused due to resignation of a director appointed by Calpian on the board of MMPL may be filled only by Calpian. The Company Founders shall and shall cause other shareholders of MMPL to vote in favour of shareholder’s resolutions for appointment or removal of Calpian’s nominee on the board. Upon the appointment of any director or alternate director by Calpian, the Company Founders shall cause the directors nominated by them and the directors nominated by other shareholders of MMPL to vote at board meetings of MMPL to confirm the appointment of such director or alternate director nominated by Calpian as the first item of business at the next occurring board meeting. The resolution for appointment of such alternate director should be such that in the event the original director is not present in India or becomes unavailable to attend the board meeting, the alternate director shall automatically be appointed in the place of the original director.

6A.2.
From the Execution Date until the Effective Date, MMPL shall and the Company Founders shall cause MMPL (without prejudice to their other obligations under this MOU) to carry on and manage the business of MMPL in the ordinary course of business, in the manner and scope as carried on the Execution Date.

6A.3.
Without prejudice to the generality of Clause 6A.2, MMPL shall not and the Company Founders and Other Shareholders shall ensure that, during the period between the Execution Date and the Effective Date, MMPL shall not, do any of the following without the prior written consent of Calpian:

(a)	Any change of name or any other amendment to the memorandum or articles of MMPL;

(b)	Incorporation of a subsidiary of MMPL;

(c)
Any increase, reduction or modification of the capital structure of MMPL unless i) the third party to which the shares of MMPL are issued shall execute the deed of adherence to this MOU in the form attached as Schedule 7 ii) no management right, board seat of MMPL or any other affirmative right shall be provided to such third party and iii) in no event the shareholding of Company Founders shall during the period between the Execution Date and Effective Date fall below 51% of the aggregate shareholding of MMPL on a fully diluted basis;

(d)
Any merger, acquisition, consolidation, deconsolidation, reconstruction, create any joint venture, enter into partnerships as contemplated under the law of partnership, or liquidation/winding up or other change of control of MMPL or its subsidiaries, if any, or any sale, transfer, mortgage, lease, leave and license of MMPL's or its subsidiaries’ assets, shares, securities or property, including without limitation any transfer in the form of license or assignment of the intellectual property rights or create an encumbrance on the assets;

(e)	Transfer of the existing shares of MMPL held by shareholders of MMPL to any third party;

(f)	Change MMPL’s accounting or tax policies, including change in financial year for preparation of audited accounts;

(g)	Enter into any agreements with any person which imposes an exclusivity and/or non-competition and/or change of control obligation on the MMPL;

(h)	Initial public offering;

(i)	Any change in the nature of the business or purpose of MMPL, including, closure of any undertaking or diversification or commencement of new activity other than as mentioned in the Business Plan;

(j)	Commence any business competing with the business of the Company;

(k)	Enter into an agreement with a third party who is conducting any business competing with the business of the Company;

(l)	Commence any proceedings or other action for voluntary liquidation/ winding up of MMPL;

(m)	Removal of the nominee director of Calpian from the Board of MMPL;

(n)
Any changes to the terms of the existing contracts with retailers and distributors which would affect the gross revenue of MMPL in any month by more than 15% of gross revenue of MMPL in the preceding month.

6A.4.
MMPL shall and the Company Founders and Other Shareholders shall cause MMPL to, during the period between the Execution Date and the Effective Date, promptly notify Calpian and the Company of any of the following:

(a)	Material business related matters;

(b)	Modification of the scope of existing business activity;

(c)	Receipt of any notice, summons, orders, directions from any governmental authority or otherwise including any tax claims; and

(d)	Commencement of any proceedings or other actions for liquidation/ winding up or any kind of litigation;

6A.5.
MMPL and Company shall provide to Calpian each month Company’s and MMPL’s financial statements in accordance with Generally Accepted Accounting Principles as prevalent in India within 10 (Ten) Business Days of the end of the preceding month, including bank statements and cash reconciliation. MMPL and Company shall also provide the financial statements of MMPL and Company to Calpian within 10 (Ten) Business Days of the end of the preceding month.

6A.6.
MMPL and Company shall submit to Calpian quarterly budget and cash forecasts of MMPL and Company and Calpian and the Company Founders shall jointly provide guidance for day-to-day management of MMPL and the Company. For the sake of clarity, approval of such operating budgets and cash flow proceeds does not amend or change the Business Plan.

6A.7	Calpian has a right to review the current state of the MMPL’s and Company’s operations and financial results vis-à-vis the Business Plan on a quarterly basis.

6A.8
MMPL acknowledges that Calpian has made investment in the shares of the Company at a significant premium pursuant to the SSSHA on the representation by MMPL that this MOU is valid and shall continue to operate during the term contemplated herein.

6A.9
In the event the Company Founders and Other Shareholders, till the Effective Date, transfer their shareholding in MMPL in accordance with this MOU, in each such case the transferee shall execute a Deed of Adherence in the form and substance attached in Schedule 6, and shall become subject to and validly and effectively bound by the terms of this MOU and, accordingly, all references to the relevant transferor herein would upon such transfer be construed as a reference to the relevant transferee, or to the relevant transferor and the relevant transferee jointly, as the case may be.

6A.10
The Company Founders and Other Shareholders further agree and undertake, in the event at the time of merger, the requisite majority in the number of shareholders is not obtained for consummation of merger of Company into MMPL, the Company Founders and Other Shareholders shall split their shareholding and transfer their shareholding to such number of persons so as to obtain the requisite majority in number to achieve the consummation of the merger. Such person shall execute a Deed of Adherence in the form and substance attached in Schedule 6.

6A.11
The Company Founders and the Other Shareholders hereby agree and undertake that they shall cause the remaining shareholders of MMPL who are not executing this MOU to be effectively bound by the terms of this MOU by executing a deed of adherence in the form and substance attached in Schedule 7 within 30 (thirty) days from the Execution Date.

7.	Indemnification

7.1
Company Founders hereby agree to jointly and severally indemnify, defend and hold harmless Calpian, its affiliates, its directors, officers, representatives and employees or at the option of Calpian, the Company (collectively, the “Indemnified Party”) from and against any and all losses, liabilities incurred, claims, damages, diminution in the value of shares, costs and expenses, including legal fees (collectively “Losses”), which are incurred by the Indemnified Party, in so far as such Losses arise out of or, result from or are payable by virtue of any breach of or inaccuracy or failing to comply with any covenant, undertaking and representation and warranties made by the Company Founders pursuant to this MOU (the claims made by the Indemnified Party for indemnification are hereinafter referred to as “Claims”).

7.2
Calpian shall indemnify, save and keep the Company Founders (collectively, the Indian Indemnified Party”) harmless from and against any and all losses, liabilities incurred, claims, damages, costs and expenses, including legal fees (collectively “Losses”),which are incurred by Company Founders, in so far as such Losses arise out of or, result from or are payable by virtue of any breach of or inaccuracy or failing to comply with any covenant, undertaking and representation and warranties made by Calpian pursuant to this MOU (the claims made by Company Founders for indemnification are hereinafter referred to as “Claims”).

7.3
A Claim may be brought by an Indemnified Party/ Indian Indemnified Party by giving a notice and documentary evidence of the Claim (specifying in detail the circumstances which give rise to the Claim, the breach or default that results and the amount claimed) to the Company Founders.

7.4
In no event shall the Parties be liable to each other for any indirect, remote, punitive or exemplary damages (including but not limited to loss of profit, loss of revenues) whether arising out of contract, tort (including without limitation negligence).

7.5	Process

7.5.1
In the event any Indemnified Party becomes aware of any matter that involves any Claims suffered by the Indemnified Party, the Indemnified Party shall notify the Company Founders in accordance with Clause 7.3. The Company Founders shall promptly pay the Indemnified Party, the amount which has been expended by the Indemnified Party for the Claim. In relation to claims against the Indemnified Party, the Company Founders shall have the right, exercisable by giving written notice to an Indemnified Party within 30 (thirty) days after the receipt of written notice from such Indemnified Party of such Claim, to control the defence, negotiation or settlement thereof through counsel of its choice (which counsel shall be reasonably satisfactory to the Indemnified Party) at its own expense. Provided that the Indemnified Party shall be permitted to be represented, at its own expense, by counsel of its choice. Provided further that with respect to defence measures of any dispute or proceeding giving rise to the Claim, the Company Founders shall always act as a prudent merchant in the course of controlling such defence, having in particular regard to the interests of the Indemnified Party and provided that the negotiation and settlement by the Company Founders or written documents submitted by the Company Founders on behalf of the Indemnified Party or written or oral undertakings furnished by the Company Founders on behalf of the Indemnified Party shall be with the consent of the Indemnified Party, which consent shall not be unreasonably withheld. Unless directed by the order of the governmental or a regulatory authority, the Indemnified Party shall not suo moto settle any dispute or proceeding giving rise to the Claim without discussing in good faith the need to pay under such settlement and the operational effects of not having a settlement, with the Company Founders. The discussions shall be made with a view to arrive at a consensus but it is not necessary that a consensus shall be arrived at. Similar provisions shall apply to Claims raised by Indian Indemnified Party.

7.5.2
The Indemnified Party shall procure that all reasonable steps are taken and all reasonable assistance is given to avoid or mitigate any Claims, which in the absence of mitigation might give rise to a liability in respect of any claim for indemnity under this section. Similar provisions shall apply to Claims raised by Indian Indemnified Party

7.6	It is clarified that Calpian may request the Company Founders to effectuate any payments in relation to Claims to either Calpian or to the Company, at its own discretion.

7.7
It is further clarified that the Indemnified Party/ Indian Indemnified Party shall not claim any restitution from the Company and/or MMPL in relation to any payments that may be made by them to the Indemnified Party pursuant to the terms of this MOU.

7.8
The rights and remedies of Indemnified Party/ Indian Indemnified Party in respect of any breach hereunder shall not be affected by any act on the part of Indemnified Party/Indian Indemnified Party, except by a specific written waiver by Indemnified Party/ Indian Indemnified Party.

8.	General

8.1	MMPL, subsequent to the merger, shall be governed by the terms and conditions as mentioned in the SSSHA and references to “Company” shall be deemed to be references to “MMPL”.

8.2	Company Founders Representative

Company Founder No. 1 is hereby irrevocably appointed as agent and attorney‑in‑fact for each and every Company Founders and Other Shareholders, for and on behalf of each and every Company Founders and Other Shareholders, is authorized to agree and execute any amendments to the provisions of this MOU, give and receive notices and communications, agree to negotiate, accord consent to any matter requiring consent of Company Founders and Other Shareholders under this MOU, enter into settlements and compromises, and comply with orders of courts and awards of arbitrators with respect to this MOU and take all actions necessary, expedient or appropriate in his judgment to achieve the foregoing.  Company Founder No. 1 shall act for and on behalf of each of the Company Founders and Other Shareholders under this MOU in respect of any right, action or waiver to be exercised by the Company Founders and Other Shareholders. Company Founders and Other Shareholders hereby agree that in the event Company Founder No. 1 dies or is incapacitated or ceases to be a Shareholder of the Company prior to merger or of MMPL post merger, the Company Founders and Other Shareholders shall mutually nominate one Person amongst themselves, a Person acceptable to Calpian, to act as agent and attorney‑in‑fact for each and every Company Founder and Other Shareholders and to discharge its duties in accordance with this Clause 8.2.

8.3	Termination

This MOU shall be terminated with the mutual consent of all the Parties in writing. This MOU shall be valid only upto 6 (six) years period from the date of First Closing unless Calpian has issued notice expressing its intention to exercise its option of merger within the aforesaid 6 (six) years period in which case the validity of this Agreement shall be indefinite.

9.	Miscellaneous

9.1	Benefit of the MOU: No Partnership

This MOU shall be for the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Nothing herein shall constitute the Parties a partnership or an association of persons.

9.2	Amendments and Waivers

No amendment to this MOU shall be valid or binding unless set forth in writing and duly executed by the Parties specifically referring to the provision to be amended. No waiver of any provision of this MOU, or of any breach thereof, shall be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific matter waived.

9.3	Assignment

Except as may be expressly provided in this MOU, none of the Parties may assign or transfer its rights or obligations under this MOU without the prior written consent of all the other Parties.

9.4	Notices

9.4.1
Any demand, notice or other communication (hereinafter in this Clause 9.4 referred to as a “Notice”) to be given in connection with this MOU shall be in writing and shall be delivered personally or by international courier or sent by facsimile to the Parties at the following addresses (or at such other address, facsimile number or individual for a Party as may be designated by Notice by such Party to the others not less than 10 (ten) Business Days prior written notice):

If to Company, addressed as follows:
Digital Payments Processing Limited,
7th Floor, MET Complex,
Opp. Lilavati Hospital,
Bandra (West), Mumbai 400050,
Maharashtra, India

For the attention of: Mr. Shashank Joshi
Facsimile: 022 26440106

If to MMPL, addressed as follows:
My Mobile Payments Limited,
7th Floor, MET Complex,
Opp. Lilavati Hospital,
Bandra (West), Mumbai 400050,
Maharashtra, India

For the attention of: Mr. Shashank Joshi
Facsimile: 022 26440106

If to Calpian, addressed as follows:
Calpian Inc.,
500 N. Akard, Suite 2850
Dallas, TX USA 75201

For the attention of: Mr. Harold Montgomery
Facsimile: 214.758.8602

If to Company Founders, addressed as follows:
For the attention of: Mr. Shashank Joshi
F N 1901, Emrald-1,
Royal Palms Golf Country Club,
Aarey Milk Colony,
Goregaon (E),
Mumbai-400065
Maharashtra, India

Facsimile: 022 26440106

If to Other Shareholders, addressed as follows:
For the attention of: Mr. Shashank Joshi
F N 1901, Emrald-1,
Royal Palms Golf Country Club,
Aarey Milk Colony,
Goregaon (E),
Mumbai-400065
Maharashtra, India

Facsimile: 022 26440106

9.4.2	All notices given in accordance with Clause 9.4 shall be deemed to have been served as follows:

(i)	if delivered by hand, at the time of delivery;

(ii)	if communicated by facsimile, on receipt of confirmation of successful transmission; and

(iii)	if delivered by courier, 14 (fourteen) Business Days after mailing by courier

9.4.3	All notices communicated by facsimile shall be followed by a copy thereof being sent by courier to the addresses specified in section 9.4.1 above.

9.5	Costs

9.5.1	Each party shall bear and pay its respective legal and accountancy costs, charges and other expenses connected with the negotiation, preparation and implementation of this MOU.

9.5.2	The cost of stamp duty for the merger shall be payable by MMPL and the Company equally.

9.6	Counterparts

This MOU may be entered into in any number of counterparts each of which when so executed and delivered shall be deemed an original, but all the counterparts shall together constitute one and the same instrument. Any Party may enter into this MOU by signing any such counterpart and delivering such counterpart to the other parties via facsimile or electronically.

9.7	Force Majeure

In the event either Party is delayed or prevented from performing this MOU or any obligations or any part thereof due to any cause beyond its reasonable controls, including but not limited to government sanctions, riots, war, earthquake, tsunami, violence, and acts of God, etc. (“Force Majeure”) such delay shall be excused during the continuance of such delay, and the period of performance shall be extended to such extent as may be reasonable to perform after the cause of delay has been removed.

9.8	Further Assurance

Each Party agrees with each other Party to do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as any other Party may from time to time reasonably require for the purpose of giving to that Party the full benefit of the provisions of this MOU.

9.9	Supersession of prior documents

This MOU shall supersede all previous agreements and understandings prior to the date hereof in respect of the subject matter hereof.

9.10	Severability

9.10.1
Each and every obligation under this MOU shall be treated as a separate obligation and shall be severally enforceable as such and in the event of any obligation or obligations being or becoming unenforceable in whole or in part.

9.10.2
To the extent that any provision(s) of this MOU are unenforceable or void, they shall be deemed to be deleted from this MOU, and any such deletion shall not affect the enforceability of the remainder of this MOU not so deleted, provided the fundamental terms of the MOU are not altered.

9.10.3
Notwithstanding the foregoing, the Parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision, achieving as nearly as possible the same commercial effect, to be substituted for the provision so found to be unenforceable or void.

9.11	Governing Law and Arbitration

9.11.1	This MOU shall be governed by and construed in accordance with the substantive laws of India and subject to Clause 9.11.2, the courts in Mumbai shall have exclusive jurisdiction.

9.11.2
Any dispute or difference of whatever nature arising under out of or in connection with this MOU, including any question regarding its existence, validity or termination shall be first settled by an amicable effort of the Parties. An attempt to arrive at a settlement shall be deemed to have failed as soon as a Party so notifies the other Party in writing. If an attempt at settlement has failed, the disputes or difference shall be finally settled by arbitration under the London Council of International Arbitration Rules (“LCIA Rules”) in force on the date when the request for arbitration is submitted, which rules are deemed to be incorporated by reference into this Clause. The arbitration institution shall be the London Council of International Arbitration (“LCIA”). The venue of arbitration shall be London, U.K. All arbitration proceedings shall be conducted in the English language.

9.11.3
Company Founders and Other Shareholders shall nominate one arbitrator and Calpian shall nominate one arbitrator. Both these arbitrators shall appoint one presiding arbitrator within 15 days of the appointment of the second arbitrator. If no agreement is reached within 15 days, the LCIA court shall nominate and appoint a third arbitrator to act as Chairman of the Tribunal. The cost of arbitration shall be borne by the losing Party. In the event there is no winning or losing Party, the cost of arbitration will be shared equally between the two Parties.

9.11.4	No provision in the said arbitration rules will apply insofar as it renders any individual ineligible for appointment as arbitrator on the grounds of nationality.

9.11.5	The language to be used in the arbitral proceedings shall be English.

9.11.6
The award shall be binding on both the Parties and it shall not be disputed in any manner. The award may be enforced by any court of competent jurisdiction and the award shall be deemed to be a foreign award under the (Indian) Arbitration and Conciliation Act, 1996.

9.11.7
The Parties hereby expressly agree that the provisions of Part I of the (Indian) Arbitration and Conciliation Act, 1996 (except for the provisions of Sections 9 and 31(7) thereof) shall not apply to the arbitral proceedings. Prior to or during the course of arbitration, the Parties shall have the right to approach a court of competent jurisdiction to seek interim relief.

9.12	Specific Performance and Injunctive Relief

9.12.1
The Parties recognize that the obligations imposed on them in this MOU are special, unique and of extraordinary character, and that, in the event of breach by any Party, damages will be an insufficient remedy. Consequently, it is agreed that the Parties to this MOU may have specific performance (in addition to damages) as a remedy for the enforcement of this MOU without proving damages.

9.12.2
The Parties agree that each Party shall be entitled to an injunction, restraining order, right for recovery or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain any other Party from committing any violation or enforce the performance of the covenants, representations, warranties and obligations contained in this MOU. These remedies are and are in addition to any other rights and remedies the Parties may have at law or in equity.

9.13	Publicity

9.13.1
Disclosure of Terms- The Parties acknowledge that the terms and conditions of this MOU including its existence, are confidential information and agree not to disclose such information to any third party except in accordance with this Clause 9.13.

9.13.2
Press Releases- The Parties shall not make, and shall not permit any of their associates to make any public announcement about the subject matter of this MOU (including any dispute arising in connection with this MOU), whether in the form of a press release or otherwise, without first consulting with each other and obtaining the other Party's prior written consent. In the event that disclosure is required, the other Parties shall be given a reasonable opportunity to review and comment on any such required disclosure.

9.13.3
Permitted Disclosures- Notwithstanding the foregoing, (i) any Party may disclose any of the terms and conditions of this MOU to its current or bona fide prospective investors, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities are under appropriate non-disclosure obligations; (ii) the Company and Calpian may disclose (other than in a press release or other public announcement) solely the fact that Company Founders and Calpian are the shareholders of the Company to any third parties without the requirement for the written consent of other Parties; and (iii) the Company and Calpian shall have the right to disclose to third parties any information regarding any of the terms and conditions of this MOU disclosed in a press release or other public announcement by Company Founders and Calpian in their respect.

9.13.4
Legally Compelled Disclosures- In the event any Party is requested or becomes legally compelled pursuant to the Applicable Law to disclose the existence of any of the terms and conditions of this MOU, such Party shall provide to the other Parties with prompt written notice of that fact before such disclosure and will use its best efforts to protect competitive information through the use of a protective order, confidential treatment, or other appropriate remedy with respect to the disclosure. In such event, such Party shall furnish for disclosure only that portion of the information which is legally required and shall exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded to competitive information to the maximum extent possible under the Applicable Law. All Parties acknowledge Calpian’s ongoing disclosure obligations under the U.S. securities laws.

9.13.5
Advance Copies of Disclosures- The disclosing Party will provide other Parties with drafts of any documents, press releases or other filings in which such Party is required to disclose the terms and conditions of this MOU or any other confidential information subject to the terms of this MOU at least 5 (Five) Business Days prior to the filing or disclosure thereof, and will make any changes reasonably requested by other Parties to references in such materials to such Party or its associates subject to receipt by the disclosing Party of such changes in a timely manner. However, in the event any Party is requested or becomes legally compelled pursuant to the Applicable Law to disclose the existence of any of the confidential information and such disclosing Party is unable to comply with the provisions of this Clause 9.13.5, such non compliance shall not be construed as breach of the terms of this MOU.

9.13.6	No Other Disclosures- Any Party will not file this MOU with any Government Authority or disclose the identity of the shareholders in any filing except as permitted above.

9.13.7
Confidential Business Information- Notwithstanding the foregoing, the Parties shall not make, and shall not permit any of their associates to make any disclosures or public announcement regarding the prospective business of the merged entity without the prior written consent of the other Parties.

9.13.8
The obligation contained in this Clause 9.13 shall survive, even after the termination of this MOU, without limit in point of time except and until such confidential information enters the public domain as set out above.

9.14	Conflict with the Articles

In the event of any ambiguity or discrepancy between the provisions of this MOU and the articles of association of MMPL, it is intended that the provisions of this Agreement shall prevail and accordingly the Parties shall exercise all voting and other rights and powers available to them so as to give effect to the provisions of this Agreement and shall further, if necessary, procure any required amendment to the articles of association of MMPL.

IN WITNESS WHEREOF, the parties have executed this MOU as of the day and year first above mentioned.

Digital Payments Processing Limited (“DPPL”)	My Mobile Payments Limited (“MMPL”)
Signature:	Signature:
Name and Designation:	Name and Designation:
Witness	Witness
Signature:	Signature:
Name	Name

Calpian Inc. (“Calpian”)	Company Founder No. 1
Signature:	Signature:
Name and Designation: David Pilotte Chief Financial Officer	Name: Shashank M. Joshi
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 2	Company Founder No. 3

Signature:	Signature:
Name: Rajat Sharma	Name: Ranjeet Oak
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 4	Company Founder No. 5
Signature:	Signature:
Name: Jolly Mathur	Name: Sushil Poddar (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Company Founder No. 6	Company Founder No. 7
Signature:	Signature:

Name: Sanjay Malik (Through Power Of Attorney holder Shashank M. Joshi)	Name: Ravi Subramanian (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: T Nataraj (Through Power Of Attorney holder Shashank M. Joshi)	Name: Jaswinder Dua (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Deepak Narula (Through Power Of Attorney holder Shashank M. Joshi)	Name: Nitin Goel (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness

Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Anuradha Sharma (Through Power Of Attorney holder Shashank M. Joshi)	Name: Bhavana Karve (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Shweta Karve (Through Power Of Attorney holder Shashank M. Joshi)	Name: Ruta Karve (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness

Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Sanjyot Joshi (Through Power Of Attorney holder Shashank M. Joshi)	Name: Asha Joshi (Through Power Of Attorney holder Shashank M. Joshi)
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Ushpinder Singh (Through Power Of Attorney holder Shashank M. Joshi)	Name: Shailesh Narang
Witness	Witness
Signature:	Signature:

Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Bharat Bajaj	Name: Arpit Dubey
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder
Signature:	Signature:
Name: Faihzan Khan	Name: Anant Bhosale
Witness	Witness
Signature:	Signature:
Name	Name

Other Shareholder	Other Shareholder

Signature:	Signature:
Name: Amiya Satpathy	Name: Algar Vaz
Witness	Witness
Signature:	Signature:
Name	Name

Sakshi Informatics (“Other Shareholder)	Happy Ezon Limited (“Other Shareholder”)(Through Power Of Attorney holder Shashank M. Joshi)
Signature:	Signature:
Name and designation: Archana Mathur, Proprietor	Name and designation:
Witness	Witness
Signature:	Signature:
Name	Name

TAS Management Private Limited (“Other Shareholder”) (Through Power Of Attorney holder Shashank M. Joshi)
Signature:
Name and designation:
Witness
Signature:
Name